Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT DATED JULY 12, 2004

This 26th date of September, 2006, GIGABEAM CORPORATION, a Delaware corporation, with its corporate headquarters located at 470 Springpark Place, Suite 900, Herndon, Virginia, 20170, its successors and assigns (hereinafter collectively referred to as “Company”), and LOUIS S. SLAUGHTER, an individual residing at 195 Binney Street, Apt. 2208, Cambridge, Massachusetts 02142 (“Executive”), taking into consideration certain current financial exigencies affecting the Company, and intending to be legally bound hereby, agree to amend the Employment Agreement of July 12, 2004 between them, as follows:

Effective September 26, 2006, the annual base salary provided for in Paragraph 4(a) of the Employment Agreement shall be reduced by fifty (50%) percent.

IN WITNESS WHEREOF, the parties have executed and delivered this amendment, as of the date first above written.

GIGABEAM CORPORATION

By:	/s/ Douglas G. Lockie
Douglas G. Lockie
President and Chief Technology Officer

LOUIS S. SLAUGHTER
/s/ Louis S. Slaughter